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                                                                   Exhibit 10.14

                         Congress Financial Corporation
                       150 South Wacker Drive, Suite 2200
                          Chicago, Illinois 60606-4202
                                  312 332-0420
                                Fax 312 332-0424
                        http://www.congressfinancial.com

                                February 20, 2001

The Lamaur Corporation
5601 East River Road
Fridley, Minnesota 55432

         Re: Waiver of Default

Ladies and Gentlemen:

         Reference is made to that certain Loan and Security Agreement dated as of May 27, 1999 (the "Loan Agreement") between Congress Financial Corporation (Central) ("Lender") and The Lamaur Corporation ("Borrower"). All capitalized terms used in this letter and not otherwise defined herein have the same meanings herein as in the Loan Agreement.

         Borrower has informed Lender that during the period of October 31, 2000 through March 31, 2001, an Event of Default either existed or will exist under the Loan Agreement by reason of the failure to maintain an Adjusted Net Worth of at least $(800,000) during such period as required by Section 9.16 of the Loan Agreement. Lender hereby waives the foregoing Event of Default. The waiver contained herein shall not constitute a consent to any other departure from, or waiver of any other breach of, or any other modification to, the terms of the Loan Agreement or any other Loan Document, whether or not presently existing and whether or not known to Lender, including any failure to comply with Section
9.16 at any time after March 31, 2001.

         The waiver and extension contained in this letter is conditioned upon Lender's receipt of a $2,000 fee from Borrower.

                                    Very truly yours,

                                    CONGRESS FINANCIAL CORPORATION
                                    (CENTRAL)


                                    By       /s/   V. Geist
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                                    Its      Vice President
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